REPORT OF
INDEPENDENT
REGISTERED
PUBLIC
ACCOUNTING
FIRM


To the Board of
Trustees of
Northern Lights
Fund Trust
and the
Shareholders of
the Investment
Partners
Opportunities
Fund


In planning and
performing our
audit of the
financial
statements of the
Investment
Partners
Opportunities
Fund (the
"Fund"), as of
December 31,
2014 and for the
year then ended,
in accordance
with the
standards of the
Public Company
Accounting
Oversight Board
(United States)
("PCAOB"), we
considered
internal control
over financial
reporting,
including control
activities over
safeguarding
securities, as a
basis for
designing our
auditing
procedures for
the purpose of
expressing our
opinion on the
financial
statements and
to comply with
the requirements
of Form N-SAR,
but not for the
purpose of
expressing an
opinion on the
effectiveness of
the Fund's
internal control
over financial
reporting.
Accordingly, we
express no such
opinion.

The
management of
the Fund is
responsible for
establishing and
maintaining
effective internal
control over
financial
reporting.  In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to
assess the
expected
benefits and
related costs of
controls.  A
company's
internal control
over financial
reporting is a
process
designed to
provide
reasonable
assurance
regarding the
reliability of
financial
reporting and the
preparation of
financial
statements for
external
purposes in
accordance with
accounting
principles
generally
accepted in the
United States of
America
("GAAP").  A
company's
internal control
over financial
reporting
includes those
policies and
procedures that
(1) pertain to the
maintenance of
records that, in
reasonable
detail, accurately
and fairly reflect
the transactions
and dispositions
of the assets of
the company; (2)
provide
reasonable
assurance that
transactions are
recorded as
necessary to
permit
preparation of
the financial
statements in
accordance with
GAAP, and that
receipts and
expenditures of
the company are
being made only
in accordance
with
authorizations of
management and
trustees of the
company; and (3)
provide
reasonable
assurance
regarding
prevention or
timely detection
of unauthorized
acquisition, use
or disposition of
a company's
assets that could
have a material
effect on the
financial
statements.

Because of
inherent
limitations,
internal control
over financial
reporting may not
prevent or detect
misstatements.
Also, projections
of any evaluation
of effectiveness
to future periods
are subject to the
risk that controls
may become
inadequate
because of
changes in
conditions or that
the degree of
compliance with
the policies or
procedures may
deteriorate.

A deficiency in
internal control
over financial
reporting exists
when the design
or operation of a
control does not
allow
management or
employees, in
the normal
course of
performing their
assigned
functions, to
prevent or detect
misstatements
on a timely basis.
A material
weakness is a
deficiency, or
combination of
deficiencies, in
internal control
over financial
reporting, such
that there is a
reasonable
possibility that a
material
misstatement of
the Fund's
annual or interim
financial
statements will
not be prevented
or detected on a
timely basis.

Our
consideration of
the Fund's
internal control
over financial
reporting was for
the limited
purpose
described in the
first paragraph
and would not
necessarily
disclose all
deficiencies in
internal control
that might be
material
weaknesses
under standards
established by
the PCAOB.
However, we
noted no
deficiencies in
the internal
control over
financial
reporting and
operations,
including controls
over
safeguarding
securities that we
consider to be
material
weaknesses, as
defined above,
as of December
31, 2014.

This report is
intended solely
for the
information and
use of
management, the
shareholders of
the Investment
Partners
Opportunities
Fund, the Board
of Trustees of
Northern Lights
Fund Trust and
the Securities
and Exchange
Commission and
is not intended to
be and should
not be used by
anyone other
than these
specified parties.











	BBD, LLP


Philadelphia,
Pennsylvania
March 2, 2015